Bank of America Merrill Lynch

Banking and Financial Services Conference

November 18, 2010

TaylorCapitalGroup

Exhibit 99.1

Forward-Looking Statement
Forward-Looking Statements. Certain statements made throughout this document that are not historical facts may contain forward-looking statements regarding the Company’s future plans, objectives and future performance. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,”
“potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “targeting,” “ongoing,” “expects,”
“contemplates,” “intends” and similar words or phrases. These statements are predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on any such statements. Any forward-
looking statements are qualified in their entirety by reference to the risk factors and other information discussed throughout the private placement memorandum.
Data.  The market data, information and opinions that are contained herein have been compiled or arrived at by us from third party sources. Information with respect to other financial institutions has been drawn from publicly available sources.  We have not independently verified any the data obtained from these sources, and we cannot assure you of the accuracy or completeness of the data.
All information is subject to change without notice.  This presentation is for the assistance of recipients only, but is not to be relied upon as authoritative and is not to be substituted for the exercise of one's own judgment. We accept no responsibility for any use of this information.

Table of Contents
1. Overview of Taylor Capital Group and Repositioning
Actions

2. Strategy 1: ‘Grow’
Improve Core Earnings Power through New
and Expanded Business Lines

3. Strategy 2: ‘Fix’
Asset Quality Improvement

4. Summary Page 21
5. Appendix Page 23

5 5 5
Taylor Capital Group: bank holding
company focused on business banking
and mortgage origination
»
Holding company for Cole Taylor Bank
• $4.7 billion in assets at 9/30/10
• Chicago’s sixth largest bank*
• 530 employees at 9/30/10
• Nine banking centers
• Founded in 1929 by business owners for business owners
»
Strategic Repositioning Actions from 2008 to 2010:
• Hired several top executives from successful bank (LaSalle National), upgrading team from top management down
• Raised additional capital - $225 million in 2008 & $75 million in 2010
*Source: Crain’s Chicago Business, July 2010.

$40,000
$20,000
$0
($20,000)
($40,000)
($60,000)
($80,000)
($100,000)
In thousands
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
($80,536)
($14,836)
($2,818)
($23,255)
($2,448)
($3,029)
($10,747)
($30,883)
$33,414

TaylorCapitalGroup

Taylor Capital Group posted net income of
$33.4 million in 3Q 2010
» Results due to:
• Securities gains of $32.8 million: minimized prepayment risk and interest rate sensitivity
• Income before income taxes excluding gains on the sale of investment securities was
$931,000
Net Income (Loss) Trends

$25,000
$20,000
$15,000
$10,000
$5,000
$0
In thousands
($785)
$6,102
$11,614
$11,439
$15,152
$14,821
$14,194
$17,282
$20,597
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10

TaylorCapitalGroup

Pre-tax, pre-provision earnings from core
operations increased 19.2% in 3Q 2010
Pre-tax, Pre-provision Earnings from Core Operations* Trends

*For a reconciliation to GAAP measures of pre-tax, pre-provision earnings from core operations, please see page 25 of this presentation.

2008

Cole Taylor Bank
(Commercial Banking)

Led by Larry Ryan

- Typical new customer: Chicago-based manufacturer, distributor or service provider; privately held, family-run; revenues of $5 to $250 million

2009

Cole Taylor Business Capital
(Asset Based Lending)

Led by Mike Sharkey

- Provides asset based lending services through nine offices across the U. S.
- Typical new customer: $5 million to $100 million in revenues in a variety of industries in need of expansion or growth financing

2010

Cole Taylor Mortgage
(Origination Unit)

Led by Willie Newman

- Sources mortgages through 8 retail offices and Cole Taylor Bank's 9 Chicago area retail branches and through a broker network now in 17 states.
- Headquartered in Ann Arbor, Michigan

TaylorCapitalGroup

Experienced talent hired to fuel growth; strong asset generation increasing core earnings 9

2008 2009 2010

9.8%
4.3%
3.9%
56.5%
25.5%

- C & I (incl. CRE Owner Occupied)
- CRE – Other
- Residential Land & Construction
- Commercial Construction & Land
- Consumer

TaylorCapitalGroup

Significantly expanded Commercial
Banking with the hiring of Larry Ryan and
more than 50 experienced Commercial
Relationship Managers:
• Added 400+ new relationships since 2008
• Average length of relationship with RM is
12 years
• As of September 30, 2010, commitments are $2.1
billion and fundings are $1.5 billion
• $437 million in new deposits since 2008

At 9/30/10: Total Loans
$3,032,938,429
Commercial Banking posting significant growth
since its strategic expansion in 2008

2008 2009 2010

In thousands
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$128,921
$139,846
$159,869
$171,844
$217,937
$258,154
$317,627
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10

TaylorCapitalGroup

Cole Taylor Business Capital growing rapidly;
portfolio more than $317 million as of 9/30/10
Cole Taylor Business
Capital (CTBC) launched
in 2009, led by Mike
Sharkey:
• Through 3Q 2010, added 65
new clients
• As of September 30, 2010,
commitments are $653.6
million and fundings are
$317.6 million
• $9.3 million in closing fees
booked since inception

CTBC Total Loan Portfolio

2008 2009 **2010**

WA
OR
MT
ID
ND
SD
WY
NV
UT
CO
NE
KS
CA
AZ
NM
OK
TX
MN
WI
IA
MO
IL
IN
MI
OH
KY
TN
AR
LA
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
CT
NJ
DE
MD

Cole Taylor Mortgage, led by
Willie Newman:
• Profitable since 2Q 2010
• Generated revenues of $6.3MM in
3Q 2010, up 230% over 2Q 2010
• Originated $242.2MM in
mortgages in 3Q10
• Hired approximately 120 FTEs
since launch
• Qualified in 17 states, with retail
offices in 5 of those states

Cole Taylor Mortgage launched in January 2010;
in 3Q 2010, contributed $6.3 million in revenue

at 12/31/07

26.3%
18.3%
3.0%
29.3%
23.1%

at 9/30/10

18.2%
19.8%
10.3%
20.5%
31.2%

- Noninterest-bearing Deposits
- NOW Accounts
- In-market MMDA & Savings
- Total In-market CDs
- Out of Market Deposits

TaylorCapitalGroup

Total $2,580,192,000 13 Total $2,972,668,000 Another result of the strategic repositioning: deposit mix shifted in favor of in-market deposits

$50,000
$40,000
$30,000
$20,000
$10,000
$0
In thousands
$25,118
$25,903
$27,898
$21,796
$32,025
$20,411
$34,922
$23,483
$35,373
$20,221
$36,587
$21,766
$36,408
$22,214
$40,694
$23,412
$45,705
$25,108
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
Total Revenue
Noninterest Expense*

TaylorCapitalGroup

*For a reconciliation of revenue to GAAP measures, please see page 26 of this presentation; Noninterest expense quoted above is normalized for NPA expense.
Revenue and Noninterest Expense* Trends
Core earnings strengthened through business
line growth and tight expense control

Strategy 2: 'Fix'

Asset Quality Improvement

TaylorCapitalGroup

$225,000
$200,000
$175,000
$150,000
$125,000
$100,000
$75,000
$50,000
$25,000
$0
In thousands
$157,482
$118,419
$94,138
$39,063
$24,490
9/30/08
12/31/08
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10
Nonperforming Assets
Nonperforming Loans
Allowance
Net Charge-offs
Other Real Estate Owned

TaylorCapitalGroup

Fix: Priority continues to be nonperforming loan reduction while pursuing best economic outcome; credit dynamics remain challenging 16 Key Asset Quality Indicators

Comparison of Credit Quality Ratios			
	3Q 2010	2Q 2010	3Q 2009
Nonperforming Loans to Total Loans	3.90%	5.08%	5.65%
Nonperforming Assets to Total Assets	3.38%	3.98%	4.38%
Allowance to Total Loans	3.10%	3.31%	3.44%
Allowance to Nonperforming Loans	79.50%	65.10%	60.86%

TaylorCapitalGroup

17 Solid improvement in credit quality, compared to 2Q 2010 and 3Q 2009

$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
In thousands
$46,396
$31,052
$17,432
$12,232
9/30/08
12/31/08
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10
Residential Construction and Land
Commercial Real Estate Secured
Commercial Construction and Land
Commercial and Industrial

TaylorCapitalGroup

18 Nonaccrual Loans by Category Significant nonaccrual reduction in residential construction and land; other portfolios stable

$500,000
$400,000
$300,000
$200,000
$100,000
$0
In thousands
$357,605
$430,102
$428,257
$453,067
$441,191
$406,306
$368,242
$381,050
$322,252
9/30/08
12/31/08
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10

TaylorCapitalGroup

Commercial watch list* down more than
$130MM from peak at 6/30/2009
*Commercial watch list of all criticized and classified loans (includes special mention, substandard, and nonaccrual loans) in commercial & industrial, commercial real estate, residential land and construction and commercial land and construction federal collateral codes. Excludes consumer loans.

Commercial Watch List of Criticized and Classified Loans*

12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0%
7.61%
10.22%
10.07%
9.67%
9.86%
9.79%
9.29%
9.34%
10.39%
6.0%
9/30/08
12/31/08
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10

Capital Ratios	3Q 2010
Total Capital (to Risk Weighted Assets)	14.15%
Tier 1 Capital (to Risk Weighted Assets)	10.39%
Leverage Ratio	8.04%

TaylorCapitalGroup

20 Tier 1 Total Risk Based Capital Ratio Trends Capital ratios remain above regulatory definition for ‘well-capitalized’ banks

» ‘Grow’: Business line expansion resulting in steadily rising pre-tax, pre-provision earnings from core operations
• All three earnings engines contributing to improved results
» ‘Fix’: Asset quality improvement progressing
• Progress in most challenged portfolio - residential construction and land portfolio down more than 76% since 12/31/07
• Criticized and classified assets (watch list) down $130 million since 6/30/09

‘Fix & Grow’ focus resulting in asset
quality and core earnings power improvement

Condensed Income Statement	3Q10	2Q10	1Q10 ($ in thousands)	4Q09	3Q09
Net interest income	$ 34,367	$ 34,678	$ 33,467	$ 32,810	$ 32,375
Total noninterest income	44,142	6,158	4,374	12,735	3,376
Total noninterest expense	26,646	27,467	27,152	30,219	22,516
Pre-tax, pre-provision income	51,863	13,369	10,689	15,326	13,235
Provision for loan losses	18,128	43,946	21,130	19,002	15,539
Income (loss) before income taxes	33,735	(30,577)	(10,441)	(3,676)	(2,304)
Income tax expense (benefit)	321	306	306	(647)	144
Net income (loss)	33,414	(30,883)	(10,747)	(3,029)	(2,448)
Preferred dividends and discounts	(2,671)	(1,693)	(2,887)	(2,880)	(2,873)
Non cash preferred dividend	—	($15,756)	—	—	—
Net income (loss) applicable to common stockholders	$ 30,743	$ (48,332)	$ (13,634)	$ (5,909)	$ (5,321)

Condensed Balance Sheet	3Q10	2Q10	1Q10 ($ in thousands)	4Q09	3Q09
Total loans	$ 3,032,939	$ 3,037,664	$ 3,006,771	$ 3,035,328	$ 3,114,254
Allowance for loan losses	94,138	100,500	100,151	106,185	107,132
Total assets	4,658,815	4,585,230	4,514,180	4,403,502	4,485,081
Total deposits	2,972,668	3,042,966	2,957,720	2,976,800	3,052,729
Total borrowings	1,169,009	1,203,934	1,250,830	1,106,971	1,086,892
Total stockholders' equity	$ 278,741	$ 282,755	$ 253,800	$ 258,806	$ 289,020

Key Ratios – 9/30/10

Tier 1 Capital to Risk-Weighted Assets

- 10.39%

Total Risk-Based Capital

- 14.15%

Net Interest Margin (TE)

- 3.25%

Allowance for loan losses to nonperforming loans

- 79.50%

TaylorCapitalGroup

Overview of Key Financial Data 24

FOR THE THREE MONTHS ENDED								
	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08
					($ in thousands)				
Loss before income taxes	$ 33,735	$ (30,577)	$ (10,441)	$ (3,676)	$ (2,304)	$ (20,697)	$ (4,039)	$ (26,484)	$ (54,883)
Add back (subtract)									
Provision for loan losses	18,128	43,946	21,130	19,002	15,539	39,507	15,563	30,353	52,700
Nonperforming asset expense (income)	1,538	4,055	4,938	8,453	2,295	224	754	(166)	1,398
(Gain) Loss on investment securities	(32,804)	(142)	(1,433)	(8,958)	(378)	(7,595)	(664)	2,399	0
Pre-tax, pre-provision earnings from core operations	$ 20,597	$ 17,282	$ 14,194	$ 14,821	$ 15,152	$ 11,439	$ 11,614	$ 6,102	$ (785)

TaylorCapitalGroup

Non-GAAP Measure of Pre-tax,
Pre-Provision Earnings from Core Operations
The Company's accounting and reporting policies conform to U.S. generally accepted accounting principles ("GAAP") and general practice within the banking industry. Management uses certain non-GAAP financial measures to evaluate the Company’s financial performance and has provided the non-GAAP measure of pre-tax, pre-provision earnings from core operations and the non-GAAP measure of revenue. For the non-GAAP financial measure of pre-tax, pre-provision earnings from core operations, the provision of loan losses, nonperforming asset expense and certain non-recurring items, such as gains and losses on investment securities, are excluded from the determination of operating results. The non-GAAP measure of revenue is calculated as the sum of net interest income and noninterest income less securities gains and losses. Management believes that these measures are useful because they provide a more comparable basis for evaluating financial performance from core operations period to period.
Schedules reconciling earnings in accordance with GAAP to the non-GAAP measurement of pre-tax, pre-provision earnings from core operations are provided below.

FOR THE THREE MONTHS ENDED								
	9/30/10	6/30/10	3/31/10	12/13/09	9/30/09	6/1/09	3/31/09	12/31/08	9/30/08
					($ in thousands)				
Net Interest Income	$ 34,367	$ 34,678	$ 33,467	$ 32,810	$ 32,375	$ 30,380	$ 27,346	$ 24,414	$ 21,898
Non Interest Income	44,142	6,158	4,374	12,735	3,376	12,137	5,343	1,085	3,220
Add back (subtract)									
(Gain) Loss on investment securities	(32,804)	(142)	(1,433)	(8,958)	(378)	(7,595)	(664)	2,399	—
Revenue	$ 45,705	$ 40,694	$ 36,408	$ 36,587	$ 35,373	$ 34,922	$ 32,025	$ 27,898	$ 25,118

TaylorCapitalGroup

Non-GAAP Measure
of Revenue
The Company's accounting and reporting policies conform to U.S. generally accepted accounting principles ("GAAP") and general practice within the banking industry. Management uses certain non-GAAP financial measures to evaluate the Company’s financial performance and has provided the non-GAAP measure of pre-tax, pre-provision earnings from core operations and the non-GAAP measure of revenue. For the non-GAAP financial measure of pre-tax, pre-provision earnings from core operations, the provision of loan losses, nonperforming asset expense and certain non-recurring items, such as gains and losses on investment securities, are excluded from the determination of operating results. The non-GAAP measure of revenue is calculated as the sum of net interest income and noninterest income less securities gains and losses. Management believes that these measures are useful because they provide a more comparable basis for evaluating financial performance from core operations period to period.
Schedules reconciling earnings in accordance with GAAP to the non-GAAP measurement of revenue are provided below.